EXHIBIT 10.1

SHARE EXCHANGE AGREEMENT

by and among

Jin Wan Hong International Holdings Limited (“Jin Wan Nevada”),

a Nevada corporation,

on the one hand,

and

Jin Wan Hong (BVI) International Holdings Limited (“Jin Wan BVI”)

A BVI Corporation,

and the shareholders of Jin Wan BVI,

on the other hand

March 6, 2019

SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement, dated as of March 6, 2019 (this “Agreement”), is made and entered into by and among Jin Wan Hong (BVI) International Holdings Limited, a company incorporated in the British Virgin Islands (“Jin Wan BVI”, which shall include all Jin Wan BVI Subsidiaries (as defined below)), and the shareholders of Jin Wan BVI (“Jin Wan BVI Shareholders”) listed on the Signature Page for Jin Wan BVI Shareholders that are attached hereto, on the one hand; and Jin Wan Hong International Holdings Limited, a company incorporated in the State of Nevada (“Jin Wan Nevada”), on the other hand.

R E C I T A L S

WHEREAS, the Board of Directors of Jin Wan Nevada has adopted resolutions approving Jin Wan Nevada’s acquisition of the shares of Jin Wan BVI held by the Jin Wan BVI Shareholders (the “Acquisition”) by means of a share exchange with the Jin Wan BVI Shareholders, upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Jin Wan BVI Shareholders own all of the shares of Jin Wan BVI (the “Jin Wan BVI Shares”);

WHEREAS, upon consummation of the transactions contemplated by this Agreement, Jin Wan BVI will become a 100% wholly-owned subsidiary of Jin Wan Nevada; and

WHEREAS, it is intended that the terms and conditions of this Agreement comply in all respects with Section 368(a)(1)(B) and/or Section 351 of the Code and the regulations corresponding thereto, so that the Acquisition shall qualify as a tax free reorganization under the Code, and that this share exchange transaction shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended and in effect on the date of this Agreement.

A G R E E M E N T

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

THE ACQUISITION

1.1 The Acquisition. Upon the terms and subject to the conditions hereof, at the Closing (as hereinafter defined) the parties shall do the following:

(a) The Jin Wan BVI Shareholders will each sell, convey, assign, transfer and deliver to Jin Wan Nevada certificates representing the Jin Wan BVI Shares held by the Jin Wan BVI Shareholder as set forth in Column II of Annex I hereto, which in the aggregate shall constitute 100% of the issued and outstanding equity of Jin Wan BVI, accompanied by a properly executed and authenticated stock power or instrument of like tenor.

(b) As consideration for the acquisition of the Jin Wan BVI Shares, Jin Wan Nevada will issue to the Jin Wan BVI Shareholders, in exchange for the Jin Wan BVI Shareholder’s Jin Wan BVI Shares, the number of shares of common stock set forth opposite such party’s name in Column IV on Annex I attached hereto (the “Jin Wan Nevada Shares”).

SHARE EXCHANGE AGREEMENT

Page 2

1.2 Closing Date. The closing of the Acquisition (the “Closing”) shall take place on such date as may be mutually agreed upon by the parties upon the satisfaction or waiver of the conditions set forth in Section 7 herein. Such date is referred to herein as the “Closing Date.”

1.3 Taking of Necessary Action; Further Action. If, at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, the Jin Wan (BVI) Shareholders, Jin Wan (BVI), and/or Jin Wan Nevada (as applicable) will take all such lawful and necessary action.

1.4 Certain Definitions. The following capitalized terms as used in this Agreement shall have the respective definitions:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Contract” means any contract, lease, license, indenture, note, bond, agreement, permit, concession, franchise or other instrument.

“ERISA” means the Employee Retirement Income Security Act of 1974 or any successor law and the regulations and rules issued pursuant to that act or any successor law.

“FINRA” means Financial Industry Regulatory Authority.

“Knowledge” means the actual knowledge of the officers, directors or advisors of the referenced party.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” means an adverse effect on either referenced party or the combined entity resulting from the consummation of the transaction contemplated by this Agreement, or on the financial condition, results of operations or business, before or after the consummation of the transaction contemplated in this Agreement.

“Person” means any individual, corporation, partnership, joint venture, trust, business association, organization, governmental authority or other entity.

“Securities Act” means the Securities Act of 1933, as amended.

“Tax Returns” means all federal, state, local and foreign returns, estimates, information statements and reports relating to Taxes.

“Tax” or “Taxes” means any and all applicable central, federal, provincial, state, local, municipal and foreign taxes, including, without limitation, gross receipts, income, profits, sales, use, occupation, value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, assessments, governmental charges and duties together with all interest, penalties and additions imposed with respect to any such amounts and any obligations under any agreements or arrangements with any other person with respect to any such amounts and including any liability of a predecessor entity for any such amounts.

SHARE EXCHANGE AGREEMENT

Page 3

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means the following markets or exchanges on which Jin Wan Nevada’s common stock is listed or quoted for trading on the date in question.

“Transaction” means the transactions contemplated by this Agreement, including the share exchange.

“United States” means and includes the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

1.5 Tax Consequences. It is intended that the terms and conditions of this Agreement comply in all respects with Section 368(a)(1)(B) and/or Section 351 of the Code and the regulations corresponding thereto, so that the Acquisition shall qualify as a tax-free reorganization under the Code.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF JIN WAN BVI

Jin Wan BVI (and the Jin Wan BVI Shareholders, as applicable) hereby represents and warrants to Jin Wan Nevada as of the date hereof and as of the Closing Date (unless otherwise indicated) as follows:

2.1 Organization. Jin Wan BVI has been duly incorporated, validly exists as a corporation, and is in good standing under the laws of its jurisdiction of incorporation and has the requisite power to carry on its business as now conducted.

2.2 Capitalization. The capitalization of Jin Wan BVI is as provided to Jin Wan Nevada, and as of Closing the capitalization of each shall not have changed. All of the issued and outstanding shares of capital stock of Jin Wan BVI , as of the date of this Agreement are and as of Closing will be, duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. There are no voting trusts or any other agreements or understandings with respect to the voting of Jin Wan BVI Shares. Except as set forth in the preceding sentence, no other class of capital stock or other security of Jin Wan BVI is authorized, issued, reserved for issuance or outstanding. There are no authorized or outstanding options, warrants, equity securities, calls, rights, commitments or agreements of any character by which Jin Wan BVI or any of the Jin Wan BVI Shareholders is obligated to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of capital stock or other securities of Jin Wan BVI .

2.3 Subsidiaries. As of the Closing, as previously provided to Jin Wan Nevada, Jin Wan BVI has the following direct and indirect subsidiaries: Jin Wan Hong (HK) International Holdings Ltd.; Shenzhen Qianhai Jinwanhong Holdings Ltd. (WFOE); and through VIE control Century Wanhong (Shenzhen) Holdings Ltd. and Shenzhen Qianai Jinwanhong Industrial Co. Ltd.

2.4 Certain Corporate Matters. Jin Wan BVI is duly qualified to do business as a corporation and is in good standing under the laws of the British Virgin Islands, and in each other jurisdiction in which the ownership of its property or the conduct of its business requires it to be so qualified, except where the failure to be so qualified would not have a Material Adverse Effect on Jin Wan BVI’s financial condition, results of operations or business. Jin Wan BVI has full corporate power and authority and all authorizations, licenses and permits necessary to carry on the business in which it is engaged and to own and use the properties owned and used by it.

SHARE EXCHANGE AGREEMENT

Page 4

2.5 Authority Relative to this Agreement. Jin Wan BVI has the requisite power and authority to enter into this Agreement and to carry out its respective obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by Jin Wan BVI have been duly authorized. This Agreement has been duly and validly executed and delivered by Jin Wan BVI and constitutes a valid and binding agreement, enforceable against Jin Wan BVI in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

2.6 Consents and Approvals; No Violations. Except for applicable requirements of federal securities laws and state securities or blue-sky laws, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by Jin Wan BVI of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by Jin Wan BVI nor the consummation by Jin Wan BVI of the transactions contemplated hereby, nor compliance by them with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the charter or bylaws (or operating agreement) of Jin Wan BVI, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, Contract, agreement or other instrument or obligation to which Jin Wan BVI is a party or by which any of their respective properties or assets may be bound, or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Jin Wan BVI, or any of its properties or assets, except in the case of clauses (b) and (c) for violations, breaches or defaults which are not in the aggregate material to Jin Wan BVI taken as a whole.

2.7 Books and Records. The books and records of Jin Wan BVI delivered to Jin Wan Nevada prior to the Closing fully and fairly reflect the transactions to which Jin Wan BVI is a party or by which it or its properties are bound.

2.8 Intellectual Property. Jin Wan BVI has no knowledge of any claim that, or inquiry as to whether, any product, activity or operation of Jin Wan BVI infringes upon or involves, or has resulted in the infringement of, any trademarks, trade-names, service marks, patents, copyrights or other proprietary rights of any other person, corporation or other entity; and no proceedings have been instituted, are pending or are threatened.

2.9 Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the Knowledge of Jin Wan BVI , threatened against or affecting Jin Wan BVI or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement, or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither Jin Wan BVI nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Knowledge of Jin Wan BVI, there is not pending or contemplated, any investigation by the Securities and Exchange Commission (the “Commission”) involving Jin Wan BVI or any current officer or director.

2.10 Legal Compliance. To the best Knowledge of Jin Wan BVI, after due investigation, no claim has been filed against Jin Wan BVI alleging a violation of any applicable laws and regulations of foreign, federal, state and local governments and all agencies thereof. Jin Wan BVI holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for the conduct of their respective businesses as presently conducted.

SHARE EXCHANGE AGREEMENT

Page 5

2.11 Contracts. Jin Wan BVI is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which they are a party or by which they or any of their properties or assets are bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

2.12 Transactions with Affiliates and Employees. Except for transactions with Shufeng Lu and his wife (which Jin Wan BVI has notified Jin Wan Nevada), none of the officers or directors of Jin Wan BVI, and, to the Knowledge of Jin Wan BVI, none of the employees of Jin Wan BVI is presently a party to any transaction with Jin Wan BVI (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Knowledge of Jin Wan BVI and the Jin Wan BVI Shareholders, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000, other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of Jin Wan BVI, and (iii) other employee benefits.

2.13 Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by Jin Wan BVI to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

2.14 No General Solicitation. Neither Jin Wan BVI nor any person acting on behalf of Jin Wan BVI has offered or sold securities in connection herewith by any form of general solicitation or general advertising.

2.15 Minute Books. The minute books of Jin Wan BVI made available to Jin Wan Nevada contain a complete summary of all meetings and written consents in lieu of meetings of directors and stockholders since the time of incorporation.

2.16 Money Laundering Laws. The operations of Jin Wan BVI are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the money laundering statutes of all U.S. and non-U.S. jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental body (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Jin Wan BVI with respect to the Money Laundering Laws is pending or, to the knowledge of Jin Wan BVI, threatened.

2.17 Disclosure. The representations and warranties and statements of fact made by Jin Wan BVI in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

SHARE EXCHANGE AGREEMENT

Page 6

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE JIN WAN BVI SHAREHOLDERS

The Jin Wan BVI Shareholders each hereby represent and warrant to Jin Wan Nevada as follows:

3.1 Ownership of the Jin Wan BVI Shares. Each Jin Wan BVI Shareholder owns, beneficially and of record, good and marketable title to the amount of the Jin Wan BVI Shares, free and clear of all security interests, liens, adverse claims, encumbrances, equities, proxies, options or voting agreements. At the Closing, the Jin Wan BVI Shareholders will convey to Jin Wan Nevada good and marketable title to the Jin Wan BVI Shares, free and clear of any security interests, liens, adverse claims, encumbrances, equities, proxies, options, shareholders’ agreements or restrictions.

3.2 Authority Relative to this Agreement. This Agreement has been duly and validly executed and delivered by the Jin Wan BVI Shareholders and constitutes a valid and binding agreement of such person, enforceable against such person in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

3.3 Purchase of Restricted Securities for Investment. The Jin Wan BVI Shareholder acknowledges that the Jin Wan Nevada Shares will not be registered pursuant to the Securities Act or any applicable state securities laws, that the Jin Wan Nevada Shares will be characterized as “restricted securities” under federal securities laws, and that under such laws and applicable regulations the Jin Wan Nevada Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this regard, each Jin Wan BVI Shareholder is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Further, the Jin Wan BVI Shareholder acknowledges and agrees that:

(a) the Jin Wan BVI Shareholder is acquiring the Jin Wan Nevada Shares for investment, for the Jin Wan BVI Shareholder’s own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Jin Wan BVI Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Jin Wan BVI Shareholder further represents that he, she or it does not have any Contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Jin Wan Nevada Shares.

(b) The Jin Wan BVI Shareholder understands that the Jin Wan Nevada Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that Jin Wan Nevada’s reliance on such exemption is predicated on the Shareholder’s representations set forth herein.

3.4 Status of Stockholder. Each of the Jin Wan BVI Shareholders hereby makes the following representations and warranties as indicated on the Signature Page of Jin Wan BVI Shareholders which is attached and part of this Agreement:

(a) Accredited Investor Under Regulation D. The Jin Wan BVI Shareholder is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act, an excerpt of which is included in the attached Annex II, and the Jin Wan BVI Shareholder is not acquiring the Jin Wan Nevada Shares as a result of any advertisement, article, notice or other communication regarding the Jin Wan Nevada Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

3.5 Investment Risk. The Jin Wan BVI Shareholder is able to bear the economic risk of acquiring the Jin Wan Nevada Shares pursuant to the terms of this Agreement, including a complete loss of the Jin Wan BVI Shareholder’s investment in the Jin Wan Nevada Shares.

SHARE EXCHANGE AGREEMENT

Page 7

3.6 Restrictive Legends. The Jin Wan BVI Shareholder acknowledges that the certificate(s) representing the Jin Wan BVI Shareholder’s Jin Wan Nevada Shares shall conspicuously set forth on the face or back thereof a legend in substantially the following form, corresponding to the stockholder’s status as set forth in Section 3.4 and the signature pages hereto:

LEGEND:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

3.7 Disclosure. The representations and warranties and statements of fact made by Jin Wan BVI Shareholders in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF JIN WAN NEVADA

Jin Wan Nevada hereby represents and warrants to Jin Wan BVI and the Jin Wan BVI Shareholders as of the date hereof and as of the Closing Date (unless otherwise indicated), as follows:

4.1 Organization and Qualification. Jin Wan Nevada is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Jin Wan Nevada is not, to its Knowledge, in violation nor default of any of the provisions of its articles of incorporation, bylaws or other organizational or charter documents (collectively the “Charter Documents”). Jin Wan Nevada is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect, and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

4.2 Authorization; Enforcement. Jin Wan Nevada has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by Jin Wan Nevada and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Jin Wan Nevada and no further action is required by Jin Wan Nevada, the Board of Directors or Jin Wan Nevada’s stockholders in connection therewith other than in connection with the Required Approvals, as defined in Section 4.4. This Agreement has been (or upon delivery will have been) duly executed by Jin Wan Nevada and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of Jin Wan Nevada enforceable against Jin Wan Nevada in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

SHARE EXCHANGE AGREEMENT

Page 8

4.3 No Conflicts. The execution, delivery and performance by Jin Wan Nevada of this Agreement and the consummation by Jin Wan Nevada of the other transactions to which it is a party and as contemplated hereby do not and will not: (i) conflict with or violate any provision of Jin Wan Nevada’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of Jin Wan Nevada, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Jin Wan Nevada debt or otherwise) or other understanding to which Jin Wan Nevada is a party or by which any property or asset of Jin Wan Nevada is bound or affected, or (iii) subject to the Required Approvals, as defined by Section 4.4, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Jin Wan Nevada is subject (including federal and state securities laws and regulations), or by which any property or asset of Jin Wan Nevada is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

4.4 Filings, Consents and Approvals. Jin Wan Nevada is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by Jin Wan Nevada of this Agreement, other than such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

4.5 Issuance of the Jin Wan Nevada Shares. The Jin Wan Nevada Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed on or by Jin Wan Nevada other than restrictions on transfer provided for in this Agreement.

4.6 Capitalization. The capitalization of Jin Wan Nevada is as previously provided to Jin Wan BVI and will remain as of the Closing Date. Jin Wan Nevada has not issued any capital stock since its most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. Except for a Preferred Stock of Jin Wan Nevada, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Jin Wan Nevada’s common stock, or Contracts, commitments, understandings or arrangements by which Jin Wan Nevada is or may become bound to issue additional shares of Jin Wan Nevada’s common stock or Common Stock Equivalents. The issuance of the Jin Wan Nevada Shares will not obligate Jin Wan Nevada to issue shares of Jin Wan Nevada’s common stock or other securities to any Person (other than the Jin Wan BVI Shareholders) and will not result in a right of any holder of Jin Wan Nevada securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of Jin Wan Nevada are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder or Jin Wan Nevada’s board of directors is required for the issuance of the Jin Wan Nevada Shares. There are no stockholders agreements, voting agreements or other similar agreements with respect to Jin Wan Nevada’s capital stock to which Jin Wan Nevada is a party or, to the Knowledge of Jin Wan Nevada, between or among any of Jin Wan Nevada’s stockholders. “Common Stock Equivalents” means any securities of Jin Wan Nevada which would entitle the holder thereof to acquire at any time Jin Wan Nevada’s common stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive Jin Wan Nevada’s common stock.

SHARE EXCHANGE AGREEMENT

Page 9

(a) Reports; Financial Statements. To the knowledge of Jin Wan Nevada, its financial statements contained in its periodic reports filed with the Commission (the “Financial Statements”) (a) complied as to form in all material respects with the published rules and regulations of the SEC in effect at the time of filing; (b) have been prepared in accordance with generally accepted accounting principles applicable in the United States of America (“U.S. GAAP”) applied on a consistent basis throughout the periods indicated and with each other, except that those of the Financial Statements that are not audited do not contain all footnotes required by U.S. GAAP. The Financial Statements fairly present the financial condition and operating results of Jin Wan Nevada as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Financial Statements, Jin Wan Nevada has no liabilities (accrued, absolute contingent or otherwise). Jin Wan Nevada is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. Jin Wan Nevada maintains and will continue to maintain until the Closing a standard system of accounting established and administered in accordance with U.S. GAAP.

(b) Jin Wan Nevada has filed all filings with the SEC that it has been required to make under the Securities Act and the Exchange Act (the “Public Reports”). Each of the Public Reports has complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act, and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and/or regulations promulgated thereunder. None of the Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading. Each of the principal executive officers of Jin Wan Nevada and the principal financial officer of Jin Wan Nevada has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to the Jin Wan Nevada Public Reports. There is no event, fact or circumstance that would cause any certification signed by any officer of Jin Wan Nevada in connection with any Public Report pursuant to the Sarbanes/Oxley Act to be untrue, inaccurate or incorrect in any respect. There is no revocation order, suspension order, injunction or other proceeding or law affecting the trading of its Common Stock. All of the issued and outstanding shares of capital stock have been issued in compliance with the Securities Act and applicable state securities laws.

4.7 Material Changes. Since the date of the latest Financial Statements included within the Public Reports, except as specifically disclosed in a subsequent Public Reports filed prior to the date hereof or in connection herewith: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) Jin Wan Nevada has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in Jin Wan Nevada’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) Jin Wan Nevada has not altered its method of accounting, (iv) Jin Wan Nevada has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) Jin Wan Nevada has not issued any equity securities to any officer, director or Affiliate. Jin Wan Nevada does not have pending before the Commission any request for confidential treatment of information.

SHARE EXCHANGE AGREEMENT

Page 10

4.8 Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the Knowledge of Jin Wan Nevada, threatened against or affecting Jin Wan Nevada or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Jin Wan Nevada Shares, or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither Jin Wan Nevada nor any current director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Knowledge of Jin Wan Nevada, there is not pending or contemplated, any investigation by the Commission involving Jin Wan Nevada or any current director or officer of Jin Wan Nevada. The Commission nor any other regulatory body has not issued any stop order or other order suspending the effectiveness of any registration statement filed by Jin Wan Nevada under the Securities Act.

4.9 Compliance. To its Knowledge, Jin Wan Nevada: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Jin Wan Nevada under), nor has Jin Wan Nevada received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

4.10 Issuance of Jin Wan Nevada Shares. Assuming the accuracy of the Jin Wan BVI Shareholders’ representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and issuance of the Jin Wan Nevada Shares by Jin Wan Nevada to the Jin Wan BVI Shareholders as contemplated hereby. The issuance of the Jin Wan Nevada Shares hereunder does not contravene the rules and regulations of the applicable Trading Market.

4.11 Investment Company. Jin Wan Nevada is not, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.12 Listing and Maintenance Requirements. Jin Wan Nevada’s common stock is currently quoted on Pink Sheets (“Pink Sheets”) and Jin Wan Nevada has not, in the 12 months preceding the date hereof, received any notice from the OTC Markets, Pink Sheets or FINRA or any trading market on which Jin Wan Nevada’s common stock is or has been listed or quoted to the effect that Jin Wan Nevada is not in compliance with the quoting, listing or maintenance requirements of the Pink Sheets or such other trading market. Jin Wan Nevada is, and has no reason to believe that it will not, in the foreseeable future continue to be, in compliance with all such quoting, listing and maintenance requirements.

4.13 Application of Takeover Protections. Jin Wan Nevada has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti‑takeover provision under Jin Wan Nevada’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Jin Wan BVI Shareholders as a result of the Jin Wan BVI Shareholders and Jin Wan Nevada fulfilling their obligations or exercising their rights under this Agreement, including without limitation as a result of Jin Wan Nevada’s issuance of the Jin Wan Nevada Shares and the Jin Wan BVI Shareholders’ ownership of the Jin Wan Nevada Shares.

SHARE EXCHANGE AGREEMENT

Page 11

4.14 Foreign Corrupt Practices. Neither Jin Wan Nevada, nor to the Knowledge of Jin Wan Nevada, any agent or other person acting on behalf of Jin Wan Nevada, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by Jin Wan Nevada (or made by any person acting on its behalf of which Jin Wan Nevada is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

4.15 No Disagreements with Accountants and Lawyers. To the Knowledge of Jin Wan Nevada, there are no disagreements of any kind, including but not limited to any disagreements regarding fees owed for services rendered, presently existing, or reasonably anticipated by Jin Wan Nevada to arise, between Jin Wan Nevada and the accountants and lawyers formerly or presently employed by Jin Wan Nevada which could affect Jin Wan Nevada’s ability to perform any of its obligations under this Agreement, and Jin Wan Nevada is current with respect to any fees owed to its accountants and lawyers.

4.16 Money Laundering Laws. The operations of Jin Wan Nevada are and have been conducted at all times in compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Jin Wan Nevada with respect to the Money Laundering Laws is pending or, to the best Knowledge of the Jin Wan Nevada, threatened.

4.17 Minute Books. The minute books of Jin Wan Nevada made available to Jin Wan BVI and the Jin Wan BVI Shareholders contain a complete summary of all meetings and written consents in lieu of meetings of directors and stockholders since the time of incorporation.

4.18 Business Records and Due Diligence. Prior to the Closing, Jin Wan Nevada will deliver to Jin Wan BVI all records and documents relating to Jin Wan Nevada, which Jin Wan Nevada and possesses, including, without limitation, books, records, government filings, Tax Returns, Charter Documents, corporate records, stock records, consent decrees, orders, and correspondence, director and stockholder minutes, resolutions and written consents, stock ownership records, financial information and records, and other documents used in or associated with Jin Wan Nevada and Jin Wan Nevada Subsidiaries.

4.19 Contracts. Except as previously disclosed to Jin Wan BVI there are no Contracts that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of Jin Wan Nevada taken as a whole. Jin Wan Nevada is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

4.20 No Undisclosed Liabilities. Except as otherwise disclosed in Jin Wan Nevada’s Financial Statements or incurred in the ordinary course of business after the fiscal year ended December 30, 2009, and quarterly reports since such date, Jin Wan Nevada has no other undisclosed liabilities whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise. Jin Wan Nevada represents that at the date of Closing, Jin Wan Nevada shall have no liabilities or obligations whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise.

4.21 No SEC or FINRA Inquiries. To the Knowledge of Jin Wan Nevada, neither Jin Wan Nevada nor any of its present officers or directors is, or has ever been, the subject of any formal or informal inquiry or investigation by the SEC or FINRA.

SHARE EXCHANGE AGREEMENT

Page 12

4.22 Disclosure. The representations and warranties and statements of fact made by Jin Wan Nevada in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

4.23 Shell Company. Jin Wan Nevada is currently a shell company, as defined in Rule 230.405, that has: (i) No or nominal operations; and (ii) either: no or nominal assets; assets consisting solely of cash and cash equivalents; or assets consisting of any amount of cash and cash equivalents and nominal other assets.

ARTICLE 5

INDEMNIFICATION; SURVIVAL OF REPRESENTATIONS

5.1 Indemnification. Subject to the provisions of this Article 5, the Jin Wan Nevada Stockholders agree to, jointly and severally, indemnify fully in respect of, hold harmless and defend Jin Wan BVI, the Jin Wan BVI Shareholders and each of the officers, agents and directors of Jin Wan BVI or the Jin Wan BVI Shareholders against any damages, liabilities, costs, claims, proceedings, investigations, penalties, judgments, deficiencies, including taxes, expenses (including, but not limited to, any and all interest, penalties and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) and losses (each, a “Claim” and collectively “Claims”) to which it or they may become subject arising out of or based on either (i) any breach of or inaccuracy in any of the representations and warranties or covenants or conditions made by Jin Wan Nevada and/or the Jin Wan Nevada Stockholders herein in this Agreement; or (ii) any and all liabilities arising out of or in connection with: (A) any of the assets of Jin Wan Nevada prior to the Closing; or (B) the operations of Jin Wan Nevada prior to the Closing. Subject to the provisions of this Article 5, Jin Wan BVI agrees to indemnify fully in respect of, hold harmless and defend the Jin Wan Nevada Stockholders and each of the officers, agents and directors of the Jin Wan Nevada Stockholders against any Claims to which it or they may become subject arising out of or based on any breach of or inaccuracy in any of the representations and warranties or covenants or conditions made by Jin Wan BVI and/or the Jin Wan BVI Shareholders herein in this Agreement. The party claiming indemnification hereunder is hereinafter referred to as the “Indemnified Party” and the party against whom such claims are asserted hereunder is hereinafter referred to as the “Indemnifying Party.”

5.2 Survival of Representations and Warranties. Notwithstanding provision in this Agreement to the contrary, the representations and warranties given or made by Jin Wan Nevada, Jin Wan Nevada Stockholders and Jin Wan BVI under this Agreement shall survive the date hereof for a period of twenty four (24) months from and after the Closing Date (the last day of such period is herein referred to as the “Expiration Date”), except that any written claim for breach thereof made and delivered prior to the Expiration Date to the party against whom such indemnification is sought shall survive thereafter and, as to any such claim, such applicable expiration will not affect the rights to indemnification of the party making such claim; provided, however, that any representations and warranties that were fraudulently made shall not expire on the Expiration Date and shall survive indefinitely, and claims with respect to fraud by Jin Wan Nevada, the Jin Wan Nevada Stockholders or Jin Wan BVI may be made at any time.

SHARE EXCHANGE AGREEMENT

Page 13

ARTICLE 6

COVENANTS OF THE PARTIES

6.1 Corporate Examinations and Investigations. Prior to the Closing, each party shall be entitled, through its employees and representatives, to make such investigations and examinations of the books, records and financial condition of Jin Wan BVI and Jin Wan Nevada as each party may request. In order that each party may have the full opportunity to do so, Jin Wan BVI and Jin Wan Nevada, the Jin Wan BVI Shareholder and the Jin Wan Nevada Stockholders shall furnish each party and its representatives during such period with all such information concerning the affairs of Jin Wan BVI or Jin Wan Nevada as each party or its representatives may reasonably request and cause Jin Wan BVI or Jin Wan Nevada and their respective officers, employees, consultants, agents, accountants and attorneys to cooperate fully with each party’s representatives in connection with such review and examination and to make full disclosure of all information and documents requested by each party and/or its representatives. Any such investigations and examinations shall be conducted at reasonable times and under reasonable circumstances, it being agreed that any examination of original documents will be at each party’s premises, with copies thereof to be provided to each party and/or its representatives upon request.

6.2 Cooperation; Consents. Prior to the Closing, each party shall cooperate with the other parties to the end that the parties shall (i) in a timely manner make all necessary filings with, and conduct negotiations with, all authorities and other persons the consent or approval of which, or the license or permit from which is required for the consummation of the Acquisition and (ii) provide to each other party such information as the other party may reasonably request in order to enable it to prepare such filings and to conduct such negotiations.

6.3 Conduct of Business. Subject to the provisions hereof, from the date hereof through the Closing, each party hereto shall (i) conduct its business in the ordinary course and in such a manner so that the representations and warranties contained herein shall continue to be true and correct in all material respects as of the Closing as if made at and as of the Closing, and (ii) not enter into any material transactions or incur any material liability not required or specifically contemplated hereby, without first obtaining the written consent of Jin Wan BVI and the Jin Wan BVI Shareholders on the one hand, and Jin Wan Nevada and the holders of a majority of voting stock of Jin Wan Nevada common stock on the other hand. Without the prior written consent of Jin Wan BVI, the Jin Wan BVI Shareholders, Jin Wan Nevada or the Jin Wan Nevada Stockholders, except as required or specifically contemplated hereby, each party shall not undertake or fail to undertake any action if such action or failure would render any of said warranties and representations untrue in any material respect as of the Closing.

6.4 Litigation. From the date hereof through the Closing, each party hereto shall promptly notify the representative of the other parties of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against such party or any of its affiliates or any officer, director, employee, consultant, agent or shareholder thereof, in their capacities as such, which, if decided adversely, could reasonably be expected to have a Material Adverse Effect on the other.

6.5 Notice of Default. From the date hereof through the Closing, each party hereto shall give to the representative of the other parties prompt written notice of the occurrence or existence of any event, condition or circumstance occurring which would constitute a violation or breach of this Agreement by such party or which would render inaccurate in any material respect any of such party’s representations or warranties herein.

6.6 Assistance with Post-Closing Reports and Inquiries. Upon the reasonable request of Jin Wan BVI, after the Closing Date, each Jin Wan Nevada Stockholder shall use its, his or her reasonable best efforts to provide such information available to it, including information, filings, reports, financial statements or other circumstances of Jin Wan Nevada occurring, reported or filed prior to the Closing, as may be necessary or required by Jin Wan Nevada for the preparation of the post-Closing Date reports that Jin Wan Nevada is required to file with the SEC to remain in compliance and current with its reporting requirements under the Securities Act, or filings required to address and resolve matters as may relate to the period prior to the Closing and any SEC comments relating thereto or any SEC inquiry thereof.

SHARE EXCHANGE AGREEMENT

Page 14

ARTICLE 7

CONDITIONS TO CLOSING

7.1 Conditions to Obligations of Jin Wan BVI and the Jin Wan BVI Shareholders. The obligations of Jin Wan BVI and the Jin Wan BVI Shareholders under this Agreement shall be subject to each of the following conditions:

(a) Closing Deliveries. At the Closing, Jin Wan Nevada and/or the Jin Wan Nevada Stockholders shall have delivered or caused to be delivered to Jin Wan BVI and the Jin Wan BVI Shareholders the following:

(i) this Agreement duly executed by Jin Wan Nevada and the Jin Wan Nevada Stockholders;

(ii) resolutions duly adopted by the Board of Directors of Jin Wan Nevada approving the following events or actions, as applicable:

a. the execution, delivery and performance of this Agreement; and

b. the Acquisition and the terms thereof.

(iii) a certificate of good standing for Jin Wan Nevada from its jurisdiction of incorporation;

(iv) an instruction letter signed by the President of Jin Wan Nevada addressed to Jin Wan Nevada’s transfer agent of record, in a form reasonably acceptable to Jin Wan BVI and consistent with the terms of this Agreement, instructing the transfer agent to issue stock certificates representing the Jin Wan Nevada Shares to be delivered pursuant to this Agreement registered in the names of the Jin Wan BVI Shareholder as set forth in Annex I;

(v) all corporate records, board minutes and resolutions, tax and financial records, agreements, seals and any other information or documents reasonably requested by Jin Wan BVI’s representatives with respect to Jin Wan Nevada; and

(vi) such other documents as Jin Wan BVI and/or the Jin Wan BVI Shareholders may reasonably request in connection with the transactions contemplated hereby.

(b) Representations and Warranties to be True. The representations and warranties of Jin Wan Nevada herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. Jin Wan Nevada and the Jin Wan Nevada Stockholders shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

(c) Filings. At the Closing, Jin Wan Nevada will be current in all filings required by it to be filed with the Commission.

(d) No Adverse Effect. The business and operations of Jin Wan Nevada will not have suffered any Material Adverse Effect.

SHARE EXCHANGE AGREEMENT

Page 15

7.2 Conditions to Obligations of Jin Wan Nevada. The obligations of Jin Wan Nevada under this Agreement shall be subject to each of the following conditions:

(a) Closing Deliveries. On the Closing Date, Jin Wan BVI and/or the Jin Wan BVI Shareholders shall have delivered to Jin Wan Nevada the following:

(i) this Agreement duly executed by Jin Wan BVI and the Jin Wan BVI Shareholders;

(ii) resolutions duly adopted by the Board of Directors of Jin Wan BVI authorizing and approving the execution, delivery and performance of this Agreement;

(iii) certificates representing the Jin Wan BVI Shares to be delivered pursuant to this Agreement duly endorsed or accompanied by duly executed stock powers or instruments of like tenor; and

(iv) such other documents as Jin Wan Nevada may reasonably request in connection with the transactions contemplated hereby.

(b) Representations and Warranties True and Correct. The representations and warranties of Jin Wan BVI and the Jin Wan BVI Shareholders herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. Jin Wan BVI and the Jin Wan BVI Shareholders shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

(c) No Adverse Effect. The business and operations of Jin Wan BVI will not have suffered any Material Adverse Effect.

(d) Audit. Completion, to Jin Wan Nevada’s satisfaction, of an audit of Jin Wan BVI’s financial statements from inception to June 30, 2018 by independent registered public accounting firm in accordance with the standards of the Public Company Accounting Oversight Board (United States).

ARTICLE 8

TERMINATION

8.1 This Agreement may be terminated at any time prior to the Closing by either party upon ten days written notice to the other parties.

SHARE EXCHANGE AGREEMENT

Page 16

ARTICLE 9

GENERAL PROVISIONS

9.1 Notices. Any and all notices and other communications hereunder shall be in writing and shall be deemed duly given to the party to whom the same is so delivered, sent or mailed at addresses and contact information set forth on the signature pages hereof (or at such other address for a party as shall be specified by like notice) Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) on the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (local time of the recipient) on a business day, (b) on the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (local time of the recipient) on any business day, (c) on the second business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.

9.2 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections and Articles refer to sections and articles of this Agreement unless otherwise stated.

9.3 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify this Agreement to preserve each party’s anticipated benefits under this Agreement.

9.4 Miscellaneous. This Agreement (together with all other documents and instruments referred to herein): (a) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof; (b) except as expressly set forth herein, is not intended to confer upon any other person any rights or remedies hereunder and (c) shall not be assigned by operation of law or otherwise, except as may be mutually agreed upon by the parties hereto.

9.5 Separate Counsel. Each party hereby expressly acknowledges that it has been advised to seek its own, and has obtained its own, separate legal counsel for advice with respect to this Agreement, and that no counsel to any party hereto has acted or is acting as counsel to any other party hereto in connection with this Agreement.

9.6 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Nevada. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Nevada for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

SHARE EXCHANGE AGREEMENT

Page 17

9.7 Counterparts and Facsimile Signatures. This Agreement may be executed in two or more counterparts, which together shall constitute a single agreement. This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile, which facsimile shall be deemed to be, and utilized in all respects as, an original, wet-inked manually executed document.

9.8 Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by Jin Wan BVI, Jin Wan Nevada, and the Jin Wan BVI Shareholder; provided that, the consent of any Jin Wan BVI or Jin Wan BVI shareholder that is a party to this Agreement shall be required if the amendment or modification would disproportionately affect such shareholder (other than by virtue of their ownership of Jin Wan BVI or Jin Wan Nevada shares, as applicable).

9.9 Parties in Interest. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto.

9.10 Waiver. No waiver by any party of any default or breach by another party of any representation, warranty, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition. No act, delay, omission or course of dealing on the part of any party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such party’s rights, powers and remedies. All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

9.11 Expenses. At or prior to the Closing, the parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel and financial advisers.

[Remainder of Page Left Blank Intentionally]

SHARE EXCHANGE AGREEMENT

Page 18

IN WITNESS WHEREOF, the parties have executed this Share Exchange Agreement as of the date first written above.

JIN WAN NEVADA:

JIN WAN HONG INTERNATIONAL HOLDINGS LIMITED,

a Nevada corporation

By: _______________________________________

       Teng Fei Ma

CEO, CFO

SHARE EXCHANGE AGREEMENT

Page 19

SIGNATURE PAGE OF JIN WAN BVI

JIN WAN BVI:

JIN WAN HONG (BVI) INTERNATIONAL HOLDINGS LIMITED

A BVI Corporation

By: _______________________________________

Address for Notices:

Jin Wan Hong (BVI) International Holdings Limited

Address: ___________________________________

                 ___________________________________

Tel:          ___________________________________

Fax:          ___________________________________

SHARE EXCHANGE AGREEMENT

Page 20

SIGNATURE PAGES OF JIN WAN BVI SHAREHOLDERS

JIN WAN BVI SHAREHOLDERS:

Tea Mountain Investment (BVI) Co., Limited

By: ___________________________________

Name: _________________________________

Address for Notices:

Address: ___________________________________

                 ___________________________________

Tel:          ___________________________________

Fax:          ___________________________________

Please Check One:

The Jin Wan BVI Shareholder hereby certifies that it is:

__X__	an “Accredited Investor” under Regulation D of the Securities Act (see Section 3.4 and Annex II of this Agreement).

SHARE EXCHANGE AGREEMENT

Page 21

SIGNATURE PAGES OF JIN WAN BVI SHAREHOLDERS

JIN WAN BVI SHAREHOLDERS:

Jin Wan Hong (Cayman) International Holdings Limited

By: ___________________________________

Name: _________________________________

Address for Notices:

Address: _______________________________

                 _______________________________

Tel:          _______________________________

Fax:         _______________________________

Please Check One:

The Jin Wan BVI Shareholder hereby certifies that it is:

__X__	an “Accredited Investor” under Regulation D of the Securities Act (see Section 3.4 and Annex II of this Agreement).

SHARE EXCHANGE AGREEMENT

Page 22

SIGNATURE PAGES OF JIN WAN BVI SHAREHOLDERS

JIN WAN BVI SHAREHOLDERS:

Tea Sea Investment (BVI) Co., Limited

By: ___________________________________

Name: _________________________________

Address for Notices:

Address: _______________________________

                 _______________________________

Tel: ___________________________________

Fax: ___________________________________

Please Check One:

The Jin Wan BVI Shareholder hereby certifies that it is:

__X__	an “Accredited Investor” under Regulation D of the Securities Act (see Section 3.4 and Annex II of this Agreement).

SHARE EXCHANGE AGREEMENT

Page 23

ANNEX I

(I) Name of Jin Wan BVI Shareholders	(II) Number of Shares of Jin Wan BVI	(III) Number of Shares of Common Stock of Jin Wan Nevada
Tea Mountain Investment (BVI) Co., Limited	25,000	33,500,000
Jin Wan Hong (Cayman) International Holdings Limited	22,500	30,150,000
Tea Sea Investment (BVI) Co., Limited	2,500	3,350,000
Total	50,000	67,000,000

SHARE EXCHANGE AGREEMENT

Page 24

ANNEX II

ACCREDITED INVESTOR DEFINITION

Category A

The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000, excluding the person's primary residence.

Category B

The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C	The undersigned is a director or executive officer of Jin Wan Nevada which is issuing and selling the securities.

Category D

The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors.

Category E	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

Category F

The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000.

Category G

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H

The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

SHARE EXCHANGE AGREEMENT

Page 25